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                    PROSPECTUS SUPPLEMENT DATED OCT. 6, 2010*

Fund Name                                                                     Prospectus Dated
RiverSource Tax-Exempt High Income Fund                                         Jan. 29, 2010
Seligman National Municipal Fund                                                Feb. 2, 2009


Effective Oct. 1, 2010, the Portfolio Manager section under "Fund Management" in the Summary of the Fund section is superseded and replaced as follows:

PORTFOLIO MANAGER                                                        TITLE         MANAGED FUND SINCE
Kimberly Campbell                                                  Portfolio Manager        Oct. 2010


Effective Oct. 1, 2010, the Portfolio Manager section under "Investment Manager" in the Fund Management and Compensation section of the Fund's prospectus is superseded and replaced with the following:

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Kimberly Campbell, Portfolio Manager

-  Managed the Fund since Oct. 2010.

-  Director and Senior Portfolio Manager for the investment manager.

- Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1995.

-  Began investment career in 1980.

-  BA, Smith College.

The rest of this section remains the same.

S-6430-3 A (10/10)

* Valid until next update.